UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21527

Salient Private Access Master Fund, L.P.

(Exact name of registrant as specified in charter)

712 W. 34th Street, Suite 201, Austin, TX 78705

(Address of principal executive offices) (Zip code)

With a copy to:
William P. Prather III	George J. Zornada
Salient Private Access Master Fund, L.P.	K & L Gates LLP
712 W. 34th Street, Suite 201	State Street Financial Center
Austin, TX 78705	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 630-263-7145

Date of fiscal year end: 12/31/20

Date of reporting period: 12/31/20

Item 1. Reports to Stockholders.

(a)

Salient

Private Access Fund

Salient Private Access Master Fund, L.P.

Shareholder Report

December 31, 2020

TABLE OF CONTENTS

Salient Private Access Master Fund, L.P.
Report of Independent Registered Public Accounting Firm	1
Statement of Assets, Liabilities and Partners’ Capital	2
Schedule of Investments	3
Statement of Operations	12
Statements of Changes in Partners’ Capital	13
Statement of Cash Flows	14
Notes to Financial Statements	15
Supplemental Information (Unaudited)	35
Privacy Policy (Unaudited)	45

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors
Salient Private Access Master Fund, L.P.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital of Salient Private Access Master Fund, L.P. (the Master Fund), including the schedule of investments, as of December 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and investees. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio
February 26, 2021

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital
December 31, 2020

Assets
Investments in Investment Funds, at fair value (cost $176,734,558)	$196,613,965
Investments in affiliated investments for which ownership exceeds 5% of the investment’s capital, at fair value (cost $18,222,507)	7,838,863
Investments in affiliated investments for which ownership exceeds 25% of the investment’s capital, at fair value (cost $1,023,648)	783,564
Investments in securities and CLO Equity, at fair value (cost $3,868,300)	2,940,328
Total investments (cost $199,849,013)	208,176,720
Cash and cash equivalents	18,778,571
Receivable from investments sold	7,394,538
Prepaids and other assets	2,877
Total assets	234,352,706
Liabilities and Partners’ Capital
Withdrawals payable	4,984,850
Credit facility	7,750,000
Investment Management Fees payable	32,881
Payable to affiliate	305,353
Administration fees payable	61,337
Accounts payable and accrued expenses	481,255
Total liabilities	13,615,676
Commitments and contingencies (see Note 3)
Partners’ capital	220,737,030
Total liabilities and partners’ capital	$234,352,706

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Canada
Private Equity (0.44% of Partners’ Capital)
Alloy Merchant Partners, L.P. (1)(2)	August, 2018		$1,356,872	$988,002
Total Canada			1,356,872	988,002
Cayman Islands
Energy (0.75% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.	July, 2008		2,639,939	860,971
Sentient Global Resources Fund IV, L.P. (1)	June, 2011		2,145,298	816,753
Global Macro and Trading (2.31% of Partners’ Capital)
GAM Systematic Core Macro (Cayman) Fund LP	February, 2015		3,500,000	5,096,616
Private Equity (18.58% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.	August, 2008		12,192	46,469
CX Partners Fund Ltd. (1)	April, 2009		2,836,023	1,182,657
Gavea Investment Fund II A, L.P.	May, 2007		—	5,258
Gavea Investment Fund III A, L.P.	September, 2008		—	41,971
J.C. Flowers III L.P. (1)	October, 2009		1,329,983	350,973
LC Fund IV, L.P. (1)	May, 2008		1,492,768	179,721
New Horizon Capital III, L.P. (1)	March, 2009		815,913	1,246,595
Northstar Equity Partners III (1)	June, 2011		1,282,167	938,948
Orchid Asia IV, L.P. (1)	November, 2007		962,759	8,536,526
Reservoir Capital Partners (Cayman), L.P.	June, 2009		332,887	492,685
Tiger Global Private Investment Partners IV, L.P.	March, 2007		194,568	19,523
Tiger Global Private Investment Partners V, L.P.	January, 2008		1,219,100	868,170
Tiger Global Private Investment Partners VI, L.P.	November, 2010		676,425	1,201,289
Trustbridge Partners II, L.P. (1)	December, 2007		1,103,927	1,283,542
Trustbridge Partners III, L.P.	April, 2009		3,224,468	3,197,020
Trustbridge Partners IV, L.P. (1)	September, 2011		2,017,994	8,098,252
Trustbridge Partners V, L.P. (1)	November, 2015		5,097,173	13,314,168

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Cayman Islands (continued)
Real Estate (0.32% of Partners’ Capital)
Forum European Realty Income III, L.P.	February, 2008		$820,961	$93,330
Phoenix Asia Real Estate Investments II, L.P.	September, 2007		864,748	610,426
Total Cayman Islands			32,569,293	48,481,863
Guernsey
Private Equity (0.01% of Partners’ Capital)
Mid Europa Fund III LP	November, 2007		296,536	23,201
Total Guernsey			296,536	23,201
Republic of Mauritius
Real Estate (0.20% of Partners’ Capital)
ORBIS Real Estate Fund I (2)	November, 2006		2,017,452	437,844
Total Republic of Mauritius			2,017,452	437,844
United Kingdom
Private Equity (0.30% of Partners’ Capital)
Darwin Private Equity I L.P.	September, 2007		1,306,831	136,081
Sovereign Capital Limited Partnership III (1)	March, 2010		—	531,332
Real Estate (0.04% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.	August, 2006		362,149	12,505
Patron Capital, L.P. II	February, 2005		134,800	12,016
Patron Capital, L.P. III	July, 2007		618,148	56,522
Relative Value (1.82% of Partners’ Capital)
The 1609 Fund Ltd.	January, 2018	4,487	4,966,741	4,017,899
Total United Kingdom			7,388,669	4,766,355
United States
Energy (8.86% of Partners’ Capital)
ArcLight Energy Partners Fund V, L.P.	December, 2011		892,531	669,852
EIV Capital Fund II, LP	December, 2014		3,220,785	3,276,539

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
EMG AE Permian Co-Investment, LP	July, 2014		$3,148,191	$—
EMG Iron Ore Holdco, LP	April, 2019		476,106	541,522
EnCap Energy Capital Fund VII-B LP (1)	October, 2007		1,517,578	55,431
EnCap Energy Infrastructure TE Feeder, L.P. (1)	October, 2009		1,158,495	175,364
Energy & Minerals Group Fund II, L.P. (1)	November, 2011		2,254,300	2,198,436
Haddington Energy Partners III, L.P.	April, 2017		604,735	899,529
Intervale Capital Fund, L.P. (1)	May, 2008		1,138,209	1,227,443
Merit Energy Partners G, L.P.	September, 2009		3,165,628	2,003,631
Midstream & Resources Follow-On Fund, L.P.	March, 2010		518,415	546,994
NGP Energy Technology Partners II, L.P. (1)	July, 2009		776,735	280,000
NGP IX Offshore Fund, L.P.	March, 2008		702,284	161,109
NGP Midstream & Resources, L.P. (1)	October, 2007		976,239	113,249
Quantum Parallel Partners V, LP	October, 2008		5,066,042	3,851,029
TPF II-A, L.P.	October, 2008		1,384,952	158,338
Triangle Peak Partners II Annex Fund, LP (1)	July, 2015		—	2,965
Vortus Investments, LP	January, 2016		3,784,167	1,982,052
Vortus Investments II, LP	August, 2017		1,304,416	1,395,785
Vortus NPR Co-investment	December, 2015		461,065	28,588
Event-Driven (3.58% of Partners’ Capital)
BDCM Partners I, L.P.	January, 2011		2,009,734	1,649,664
Credit Distressed Blue Line Fund, L.P. (2)	April, 2010		3,847,700	1,143,246
Fortelus Special Situations Fund Ltd.	May, 2010		101,394	522,667
Harbinger Capital Partners Fund I, L.P.	November, 2006		7,170,405	117,471
Harbinger Capital Partners Special Situations Fund, L.P.	December, 2006		932,188	12,660

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Harbinger Class L Holdings (U.S.), LLC	July, 2010		$6,653	$48,851
Harbinger Class LS Holdings I (U.S.) Trust	May, 2013	592	401,956	—
Harbinger Class PE Holdings (U.S.) Trust	July, 2010	1	242,329	317,150
Muirfield GSE Partners, LP	July, 2019		5,000,000	4,087,291
Private Equity (43.08% of Partners’ Capital)
Advent Latin American Private Equity Fund IV-F L.P.	August, 2007		227,791	136,349
Advent Latin American Private Equity Fund V-F L.P.	May, 2010		1,409,392	1,230,968
Armadillo Litigation Finance II	February, 2016		—	57,328
Artis Ventures II, L.P.	November, 2014		2,161,060	3,027,045
Aviator Capital Mid-Life Us Feeder Fund, LP	December, 2016		2,136,711	3,007,231
Aviator Capital Fund IV US Feeder, L.P.	March, 2019		1,831,182	1,975,334
BDCM Opportunity Fund II, L.P. (1)	March, 2006		716,942	1,268,426
BLC Secured Credit Partners II LP	July, 2015		1,504,191	8,003
Catterton Growth Partners, L.P.	March, 2008		1,992,713	557,468
Chicago Pacific Founders Fund II, LP (1)	January, 2020		1,564,875	2,048,456
Chrysalis Ventures III, L.P.	December, 2006		267,567	122,819
Clovis Point II, LP	February, 2020		1,932,446	1,739,801
Colbeck Strategic Lending Onshore Feeder, LP (1)(2)	March, 2017		3,309,345	3,440,912
Column Group II, LP	October, 2014		5,069,377	9,055,000
Column Group III, LP	May, 2016		2,519,868	4,170,000
Crestline Opportunities Fund III, LLC (1)	August, 2016		3,771,955	4,766,000
Crosslink Crossover Fund V, L.P.	May, 2007		316,468	94,067
Crosslink Crossover Fund VI, L.P.	March, 2007		—	2,472,525
Dace Ventures I, LP	June, 2007		357,748	129,241
Fairhaven Capital Partners, L.P.	March, 2008		1,604,260	626,523

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Founders Fund III, LP	May, 2010		$439,964	$9,008,309
Founders Fund IV, LP	January, 2012		—	10,214,632
Freedom Participation Partners I, LLC	July, 2016		1,358,605	154,000
Garrison Opportunity Fund LLC	February, 2010		—	64,474
Garrison Opportunity Fund II A LLC	March, 2011		—	543,180
HealthCor Partners Fund, L.P. (1)	August, 2007		264,613	725,310
ILS Property & Casualty Master Fund Ltd. (1)	November, 2014		2,042,553	711,273
Ithan Creek Partners, L.P.	October, 2008		11,468	21,563
Kayne Anderson Real Estate Debt, L.P. (1)	June, 2016		1,113,070	1,012,962
Kayne Anderson Real Estate Debt II, L.P. (1)	July, 2017		983,118	964,560
KF Partner Investments Fund III LP (1)(2)	June, 2020		969,330	946,394
MatlinPatterson Global Opportunities Partners III, L.P. (1)	July, 2007		1,113,518	29,140
Middle East North Africa Opportunities Fund, L.P.	July, 2008	728	728,344	30,817
Monomoy Capital Partners, L.P.	November, 2006		907,709	1,729
Monomoy Capital Partners II, L.P. (1)	May, 2011		1,310,202	1,320,334
Monomoy Capital Partners III, L.P. (1)	December, 2017		2,727,758	3,570,343
Parabellum Partners I, LP (1)	August, 2017		1,730,533	2,477,450
Parabellum Partners II, LP (1)	August, 2019		1,590,860	1,633,681
Pine Brook Capital Partners, L.P.	January, 2008		1,822,563	167,228
Pinto America Growth Fund, L.P.	July, 2006		—	178,894
Private Equity Investment Fund V, L.P.	April, 2009		5,677,931	3,335,996
Rosebrook 2018 Co-Invest I, L.P. (3)	January, 2018		1,023,648	783,564
Saints Capital VI, L.P.	April, 2008		1,708,510	371,565

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Sanderling Venture Partners VI Co-Investment Fund, L.P.	June, 2005		$224,326	$121,790
Sanderling Venture Partners VI, L.P.	June, 2005		119,592	133,501
Sterling Capital Partners II, L.P.	August, 2005		190,740	19,782
Sterling Group Partners III, L.P. (1)	April, 2010		1,085,485	146,572
Strategic Value Global Opportunities Fund I-A, L.P.	December, 2006		28,951	230,063
Strattam Capital Investment Fund, L.P. (1)	December, 2015		4,443,171	4,676,807
Strattam Capital Investment Fund II, L.P. (1)	February, 2018		1,657,461	1,599,014
Strattam Co-Invest Fund V, L.P.	December, 2018		453,214	614,695
Strattam Co-Invest Fund VI, L.P.	December, 2018		453,214	380,874
Strattam Co-Invest Fund VII, L.P.	September, 2019		413,727	473,996
TAEF Fund, LLC	August, 2008		472,639	642,036
Tenaya Capital V, LP	November, 2007		257,860	321,702
Tenaya Capital VI, LP	July, 2012		1,068,876	1,409,020
The Column Group, LP	September, 2007		1,601,216	3,480,000
The Raptor Private Holdings L.P.	January, 2009	188	128,227	21,904
Trivest Fund IV, L.P.	November, 2007		12,230	38,500
Tuckerbrook SB Global Distressed Fund I, L.P.	July, 2007		102,897	211,207
Valiant Capital Partners LP	July, 2009		401,959	458,840
VCFA Private Equity Partners IV, L.P.	March, 2005		347,826	50,530
VCFA Venture Partners V, L.P.	January, 2007		779,623	713,177
Voyager Capital Fund III, L.P.	May, 2007		300,245	150,630
WestView Capital Partners II, L.P.	August, 2009		1,085,527	993,662
Real Estate (5.72% of Partners’ Capital)
Cypress Realty VI Limited Partnership	June, 2007		283,295	76,546
Florida Real Estate Value Fund, L.P. (1)	October, 2010		—	8,045
GTIS Brazil Real Estate Fund (Brazilian Real) LP (1)	July, 2008		2,213,377	1,501,512

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Lone Star Real Estate Fund II (U.S.), L.P.	June, 2011		$518	$40,522
Monsoon Infrastructure & Realty Co-Invest, L.P. (1)	February, 2008		1,560,996	1,594,980
Northwood Real Estate Co-Investors LP (1)	April, 2008		423,890	482,133
Northwood Real Estate Partners LP (1)	April, 2008		1,101,741	1,191,796
Pennybacker IV, LP	February, 2018		2,106,074	2,371,118
Prescott Strategies Fund I LP	June, 2019		1,787,355	1,592,203
PSF I Jax Metro Holdings, LLC	March, 2019		577,445	519,564
Red Dot Holdings III, LP	February, 2019		3,311,959	2,784,311
SBC US Fund II, LP	June, 2011		917,163	440,521
Square Mile Partners III LP	April, 2008		710,002	24,771
Relative Value (6.52% of Partners’ Capital)
King Street Capital, L.P.	November, 2009		—	52,532
Magnetar Capital Fund LP	February, 2009		—	43,668
Magnetar SPV LLC	May, 2008		32,888	1,092
Millennium USA, LP	April, 2012		—	9,143,534
Sculptor Asia Domestic Partners, LP	December, 2007		305,420	110
PIPE Equity Partners, LLC (2) (4)	August, 2008		3,252,147	—
PIPE Select Fund, LLC (2) (4)	September, 2008		2,866,761	—
Stark Select Asset Fund, LLC	July, 2010		—	14,112
STS Partners Fund, LP	November, 2016		2,108,191	5,138,789
Total United States			151,669,648	149,577,911
Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies			195,298,470	204,275,176	92.53%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Relative Value (0.04% of Partners’ Capital)
CRC Credit Fund Ltd.	July, 2010	795	$79,343	$78,751
Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies			79,343	78,751
Total Passive Foreign Investment Companies			79,343	78,751	0.04%
Total Investments in Investment Funds (6)			195,377,813	204,353,927	92.57%
Investments in CLO Equity
United States
Relative Value (1.04% of Partners’ Capital)
Regatta XV Funding Ltd., Subordinated Note, Principal $5,000,000, 6.24%, due 10/1/2031 (1)(5)(7)	October, 2018		3,118,300	2,300,000
Total Investments in CLO Equity			3,118,300	2,300,000	1.04%
Investments in Securities
Limited Liability Companies
United States
Private Equity (0.28% of Partners’ Capital)
Clovis Point II RIVS Investment, LLC (4)(6)	March, 2019		650,000	618,200
Total Limited Liability Companies			650,000	618,200	0.28%

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Schedule of Investments, continued
December 31, 2020

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Common Stocks
United States
Food Technology (0.01% of Partners’ Capital)
Tastemade Inc. (4)(6)	April, 2016	2,582	$100,000	$22,128
Professional Services (0.41% of Partners’ Capital)
Milton ZXP LLC - Class A Units (2)(4)(6)	February, 2018	6,029	602,900	882,465
Total Common Stocks			702,900	904,593	0.42%
Total Investments in Securities			1,352,900	1,522,793	0.70%
Total Investments			$199,849,013	$208,176,720	94.31%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2020 were $38,725,546. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All investments are non-income producing unless noted otherwise.

(1)	Income producing investment.
(2)	Affiliated investments for which ownership exceeds 5% of the investment’s capital (see note 5b).
(3)	Affiliated investments for which ownership exceeds 25% of the investment’s capital (see note 5b).
(4)	Valued in good faith pursuant to procedures approved by the Board of Directors as of December 31, 2020. The total of all such investments represents 0.69% of partners’ capital.
(5)

CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield for the CLO equity position will generally be updated periodically or on transactions such as an add-on purchases, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

(6)	Restricted investments as to resale.
(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Operations
Year Ended December 31, 2020

Investment income:
Dividend income (net of foreign tax withholding of $72,455)	$699,449
Interest income	535,734
Interest income from affiliated investments	50,332
Total investment income	1,285,515
Expenses:
Investment Management Fees	2,077,068
Administration fees	158,332
Professional fees	443,564
Consulting fees	60,277
Custodian fees	38,273
Directors’ fees	112,159
Interest expense	480,116
Other expenses	88,405
Total expenses	3,458,194
Net investment loss	(2,172,679)
Net realized and unrealized gain (loss):
Net realized gain (loss) from investments and foreign currency translations	8,362,117
Net realized gain (loss) from swap agreements	(318,908)
Net realized gain (loss) from affiliated investments	(22,615)
Net realized gain (loss)	8,020,594
Change in unrealized appreciation/depreciation from investments and foreign currency translations	16,068,888
Change in unrealized appreciation/depreciation from affiliated investments	991,936
Change in unrealized appreciation/depreciation	17,060,824
Net realized and unrealized gain (loss)	25,081,418
Net increase in partners’ capital resulting from operations	$22,908,739

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statements of Changes in Partners’ Capital
Years Ended December 31, 2019 and 2020

Partners’ capital at December 31, 2018	$240,264,470
Withdrawals	(26,651,552)
Net increase in partners’ capital resulting from operations:
Net investment loss	(1,674,088)
Net realized gain from investments and foreign currency translations	18,346,656
Net realized gain from futures contracts	404,539
Net realized loss from swap agreements	(924,791)
Change in unrealized appreciation/depreciation from investments and foreign currency translations	(9,694,750)
Change in unrealized appreciation/depreciation from swap agreements	(979)
Change in unrealized appreciation/depreciation on futures contracts	(62,507)
Change in unrealized appreciation/depreciation from affiliated investments	1,376,176
Net increase in partners’ capital resulting from operations	7,770,256
Partners’ capital at December 31, 2019	$221,383,174
Withdrawals	(23,554,883)
Net increase in partners’ capital resulting from operations:
Net investment loss	(2,172,679)
Net realized gain from investments and foreign currency translations	8,362,117
Net realized loss from swap agreements	(318,908)
Net realized loss from affiliated investments	(22,615)
Change in unrealized appreciation/depreciation from investments and foreign currency translations	16,068,888
Change in unrealized appreciation/depreciation from affiliated investments	991,936
Net increase in partners’ capital resulting from operations	22,908,739
Partners’ capital at December 31, 2020	$220,737,030

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Statement of Cash Flows
Year Ended December 31, 2020

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$22,908,739
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(15,775,944)
Proceeds from disposition of investments	39,564,388
Proceeds from return of capital of investments	24,715,670
Net realized gain from investments and foreign currency translations	(8,362,117)
Net realized loss from swap agreements	318,908
Net realized loss from affiliated investments	22,615
Change in unrealized appreciation/depreciation from investments and foreign currency translations	(16,068,888)
Change in unrealized appreciation/depreciation from affiliated investments	(991,936)
Change in operating assets and liabilities:
Advanced contributions to Investment Funds	957,775
Interest and dividends receivable	14,696
Receivable from investments sold	(5,791,385)
Receivable from broker for swaps sold	526,046
Prepaids and other assets	19,943
Investment Management Fees payable	14,705
Payable to affiliate	305,277
Administration fees payable	(8,919)
Payable to Adviser	(100,000)
Payable to Directors	(20,216)
Accounts payable and accrued expenses	(107,530)
Net cash provided by operating activities	42,141,827
Cash flows from financing activities:
Payments to credit facility	(14,000,000)
Withdrawals	(24,247,251)
Net cash used in financing activities	(38,247,251)
Effect of exchange rate changes in cash	5,864
Net change in cash, cash equivalents and restricted cash	3,900,440
Cash, cash equivalents and restricted cash at beginning of year	14,878,131
Cash, cash equivalents and restricted cash at end of year	$18,778,571
Supplemental schedule of cash activity:
Cash paid for interest	$480,116

See accompanying notes to financial statements.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements
December 31, 2020

(1)	ORGANIZATION

The Salient Private Access Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently six feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)	BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Master Fund and the results of its operations. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

(b)	CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)	INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d)	INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of December 31, 2020.

Investments held by the Master Fund are valued as follows:

●

INVESTMENT FUNDS—Investments in Investment Funds that do not have a readily determinable fair value are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee,

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

●

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

●

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask price provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

Forward foreign currency exchange contracts are valued at prices supplied by an approved Pricing Vendor. The Pricing Vendor will consider spot and forward market prices and various other relevant factors in determining the fair values. Such valuations are provided by a pricing service approved by the Board.

●

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange and in other investment companies that have a readily determinable fair value are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value.

Collateralized loan obligation (“CLO”) equity investments are valued according to prices as supplied by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker that normally deals in such investments on the valuation date.

●

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board.

(e)	FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the accompanying Statement of Operations and Statements of Changes in Partners’ Capital.

(f)	DERIVATIVE INSTRUMENTS

All open derivative positions at period-end, if any, are presented in the Master Fund’s Schedule of Investments. The Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

●

OPTIONS CONTRACTS—The Master Fund may invest in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

●

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund may enter into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

●

FUTURES CONTRACTS—The Master Fund may invest in futures contracts as part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation/depreciation until the contracts are closed, when they are recorded as net realized gain (loss) from futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

●	SWAP AGREEMENTS—The Master Fund may invest in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the obligation to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements. There were no derivative instruments held by the Master Fund as of December 31, 2020.

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

	Net Realized Loss from Swap Agreements	Change in Unrealized Appreciation/ Depreciation from Swap Agreements
Equity Risk Exposure:
Swap Agreements	$(318,908)	$—
Total	$(318,908)	$—

The following is a summary of the average monthly notional value of swap agreements in the Master Fund for the year ended December 31, 2020, as well as the notional value of swap agreements outstanding as of December 31, 2020:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2020
Total Return Swap Agreements	$1,670,660	$—

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

(g)	COLLATERALIZED LOAN OBLIGATIONS

The Master Fund’s CLO equity investments involves a number of significant risks. CLO equity investments are typically very highly leveraged (nine to thirteen times) and therefore the equity tranches in which the Master Fund is currently invested are subject to a higher degree of risk of total loss. The Master Fund generally has the right to receive payments only from the CLO, and generally does not have the direct rights against the underlying borrowers or the entity that sponsored the CLO. The Master Fund indirectly bears the risks of the underlying loan investments or collateral held by the CLO. If an underlying asset of a CLO declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both of the Master Fund’s income and NAV may be adversely impacted.

(h)	CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for RIC’s that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to RIC’s, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of December 31, 2020, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(i)	INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(j)	FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

(k)	INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund serves as withholding agent for its offshore feeder funds.

For the current open tax years, and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2020, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

(l)	USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(3)	FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed in the fair value hierarchy below:

●

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2—investments with other significant observable inputs

●	Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2020 and assets valued at NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the financial statements:

	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$—	$—	$—	$21,245,580	$21,245,580
Event-Driven	—	—	—	7,899,000	7,899,000
Global Macro and Trading	—	—	—	5,096,616	5,096,616
Private Equity	—	—	—	137,771,579	137,771,579
Real Estate	—	—	—	13,850,665	13,850,665
Relative Value	—	—	—	18,411,736	18,411,736
Passive Foreign Investment Companies
Relative Value	—	—	—	78,751	78,751
Investments in CLO Equity
Relative Value	—	2,300,000	—	—	2,300,000
Investment Securities
Limited Liability Companies
Private Equity	—	—	618,200	—	618,200
Common Stocks
Food Technology	—	—	22,128	—	22,128
Professional Services	—	—	882,465	—	882,465
Total	$—	$2,300,000	$1,522,793	$204,353,927	$208,176,720

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period. As of December 31, 2020, there was not a significant amount of Level 3 investments in the Master Fund.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2020, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors.	$21,246	$6,804	Up to 10 years	N/A	N/A	Up to 15 years
Event-Driven (b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	7,899	N/A	N/A	Quarterly	45-90	Up to 5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Global Macro and Trading (c)	Investments across global markets and security types seeking to profit from macroeconomic opportunities. Strategies can be discretionary or systematic. Includes commodity trading advisors.	5,097	N/A	N/A	Quarterly	30-90	Up to 5 years; up to 6% early redemption fee; possible hard lock within first 12 months; illiquid side pocket capital
Private Equity (d)	Investments in nonpublic companies.	137,772	25,875	Up to 10 years	N/A	N/A	Up to 10 years
Real Estate (e)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	13,851	6,046	Up to 10 years	N/A	N/A	Up to 10 years
Relative Value (f)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	18,490	N/A	N/A	Quarterly	30-120	Up to 5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$204,355	$38,725

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

(a)

This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)

This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global macro funds, and commodity trading advisors.

(d)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(e)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(f)

This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The Adviser monitors Investment Fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of Investment Funds and the possible use of a credit facility, so that the Fund may cover any funding call by Investment Funds.

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of December 31, 2020:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Trustbridge Partners V, LP	6.03%	Trustbridge Partners V, L.P. is a private equity fund making growth equity and buyout investments in China.	No	N/A	N/A

(4)	PARTNERS’ CAPITAL ACCOUNTS

(a)	ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

(b)	ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c)	REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the year, pursuant to written tenders by partners.

During the year ended December 31, 2020, the Master Fund completed four quarterly tender offers to repurchase Interests in the Master Fund. The Board approved each tender offer to repurchase 2.5% of outstanding Interest in the Master Fund as recommended by the Adviser.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5)	INVESTMENTS IN PORTFOLIO SECURITIES

(a)	INVESTMENT ACTIVITY

As of December 31, 2020 the Master Fund held investments in Investment Funds and securities. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees. In addition, many Investment Funds also provide for performance incentive fees/allocations of an Investment Fund’s net profits. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $15,775,944 and $39,564,388 respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost of investments and securities as of December 31, 2020 was $199,849,013 resulting in accumulated net unrealized appreciation of $8,327,707 consisting of $76,804,969 in gross unrealized appreciation and $(68,477,262) in gross unrealized depreciation.

(b)	AFFILIATED INVESTMENTS

As of December 31, 2020, certain of the Master Fund’s investments were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the investment’s total capital. The activity resulting from investments in these investments, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated investments (including activity during year ended December 31, 2020) is shown below:

Affiliated Investment	Shares 12/31/2019	Shares 12/31/20	Fair Value 12/31/2019	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Fair Value 12/31/2020	Interest Income
Ownership exceeds 5% of the investment’s capital:
Alloy Merchant Partners, L.P.			$1,438,369	$—	$(314,943)	$—	$(135,424)	$988,002	$50,282
Colbeck Strategic Lending Onshore Feeder, LP			2,923,193	537,809	(380,601)	(22,615)	383,126	3,440,912	—
Credit Distressed Blue Line Fund, L.P.			534,138	—	—	—	609,108	1,143,246	—
KF Partner Investments Fund III LP			—	969,330	—	—	(22,936)	946,394	50
Milton ZXP LLC - Class A Units	6,029	6,029	602,900	—	—	—	279,565	882,465	—
ORBIS Real Estate Fund I			740,057	—	(19,100)	—	(283,113)	437,844	—
PIPE Equity Partners, LLC			—	—	—	—	—	—	—
PIPE Select Fund, LLC			—	—	—	—	—	—	—
Total			6,238,657	1,507,139	(714,644)	(22,615)	830,326	7,838,863	50,332
Ownership exceeds 25% of the investment’s capital:
Rosebrook 2018 Co-Invest I, L.P.			650,912	—	(28,958)	—	161,610	783,564	—
Total			650,912	—	(28,958)	—	161,610	783,564	—
Total Affiliated Investment			$6,889,569	$1,507,139	$(743,602)	$(22,615)	$991,936	$8,622,427	$50,332

*	Sales include return of capital.

(6)	FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

(7)	ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended December 31, 2020, was $158,332.

(8)	RELATED PARTY TRANSACTIONS

(a)	INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2020, $2,077,068 was incurred for Investment Management Fees.

(b)	PLACEMENT AGENTS

The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2020, the two largest non-affiliated sub-placement agents service approximately 45.11% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which may affect the Master Fund.

(9)	FUND BORROWING

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Credit Suisse AG on August 1, 2018. Effective July 29, 2020, the Credit Agreement was extended for an additional one year term expiring on July 28, 2021. The terms of the Credit Agreement provide a $12,500,000 secured revolving credit facility. Borrowings under the Credit Agreement are secured by all of the Master Fund’s investments, cash and cash equivalents. The Credit Agreement provides for a commitment fee of 0.85% per annum on unused capacity plus interest accruing on any borrowed amounts at the three month London Interbank Offered Rate (“LIBOR”) plus 1.85% per annum as defined in the Credit Agreement. The average principal balance and weighted average interest rate for the year ended December 31, 2020, was approximately $13,788,251 and 3.16% respectively. At December 31, 2020, the principal balance outstanding was $7,750,000 at an interest rate of 2.85%.

(10)	FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net investment loss to average partners’ capital (1)	(1.05)%	(0.72)%	(0.96)%	(1.72)%	(0.59)%
Expenses to average partners’ capital (1),(2)	1.67%	2.06%	2.47%	2.60%	1.73%
Portfolio turnover	7.58%	9.16%	17.39%	11.07%	16.94%
Total return (3)	11.62%	3.38%	0.45%	5.49%	(0.73)%
Partners’ capital, end of year (000s)	$220,737	$221,383	$240,264	$268,608	$285,009

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

(1)	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year.
(2)	Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds.
(3)	The total return of the Master Fund is calculated as geometrically linked monthly returns for each month in the year.

(11)	INVESTMENT RELATED RISKS

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any Investment Fund’s investment activities will be successful or that the Partners will not suffer losses.

In general, these principal risks exist whether the investment is made by an Investment Fund or held by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an Investment Fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an Investment Fund (or the Master Fund) will make (or hold) an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of an Investment Manager. The risks and considerations described below are intended to reflect the Master Fund’s anticipated holdings.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

(a)	HIGHLY VOLATILE MARKETS RISK

The prices of an Investment Fund’s investments, and therefore the NAV of the Master Fund’s Interests, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

(b)	NON-U.S. INVESTMENT RISK

Investment Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds’ investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the U.S., and such markets may not provide the same protections available in the U.S. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds’ investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund’s investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund’s returns.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Investment in sovereign debt obligations of non-U.S. governments involves additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s willingness or ability to repay principal and to pay interest in a timely

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

(c)	INVESTMENT IN EMERGING MARKETS RISK

The Master Fund may hold investments in Investment Funds that focus on “emerging markets” (defined below), and the Adviser anticipates that this will continue. Investment Funds may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country also may present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

(d)	FIXED INCOME RISK

Certain types of fixed income securities and other credit instruments may be subject to heightened liquidity risk arising from the credit crisis beginning in 2007. Such investments include collateralized debt obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage and asset-backed securities, and short-term asset-backed commercial paper, which became very illiquid in the latter half of 2007, and that, in many cases, have remained illiquid or relatively illiquid. General market uncertainty and consequent re-pricing of risk led to market imbalances between sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions and the above factors may increase the level of difficulty encountered in valuing such securities and other credit instruments which could result in sudden and significant valuation increases or declines in the NAV of the Master Fund.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

(e)	FOREIGN CURRENCY TRANSACTIONS AND EXCHANGE RISK

Investment Funds may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds also may engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

(f)	CONVERGENCE RISK

The Master Fund will hold Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers’ trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Master Fund may incur significant losses.

(g)	CORPORATE EVENT RISK

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

(h)	ISSUER RISK

The issuers of securities acquired by Investment Funds sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

(i)	RECENT MARKET AND ECONOMIC DEVELOPMENTS

Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

(12)	PANDEMICS AND ASSOCIATED ECONOMIC DISRUPTION

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Funds ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Funds performance, the performance of the securities in which the Funds invests, lines of credit available to the Funds and may lead to losses on your investment in the Funds. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

(13)	SUBSEQUENT EVENTS

Based on the partners’ capital of the Master Fund, the Adviser recommended to the Board that a tender offer to repurchase interests in an amount of up to $5,081,300 be made for the quarter ending March 31, 2021 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of a tender offer with a March 3, 2021 expiration date (“Expiration Date”). In response to the number of partners electing to tender their Interests as of the Expiration Date, which amounted to approximately $20 million in gross redemptions as of February 19, 2021, the Adviser, in its discretion, will pro-rate the amount elected to be tendered in accordance with the Master Fund’s repurchase procedures. The final amount that is accepted by the Master Fund will appear in the next report to partners.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Notes to Financial Statements, continued
December 31, 2020

In late 2020, CCP Operating, LLC (“Cypress Creek”) entered into an agreement with Salient Partners, L.P. (“Salient”) whereby Cypress Creek would acquire from Salient all of the outstanding equity interests of the Adviser and General Partner and all of the outstanding membership interests in The Endowment Fund Management, LLC (the “Transaction”).

In connection with the Transaction, at a meeting held on November 13, 2020 (the “Meeting”), the Board, including the Independent Directors, approved each of the below proposals (the “Proposals”), subject to approval by partners in the Master Fund. As discussed in the Proxy Statement filed with the Securities and Exchange Commission on December 7, 2020, all partners of the Master Fund had the right to vote their interests at a special meeting (the “Special Meeting”) in connection with the Proposals held at the principal office of the Master Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Thursday, January 21, 2021 at 10:00 AM (Central Standard Time). At the Special Meeting, each of the Proposals was approved.

Proposals:

1.

To approve a new investment management agreement between Endowment Advisers, L.P. (the “Adviser”) and the Master Fund and make conforming edits to the Master Fund’s agreement of limited partnership (the “LPA”) where necessary to reflect the terms of the new investment management agreement;

2.	To approve certain amendments to the Master Fund’s LPA;

3.

To approve the election of each of William P. Prather, III, CFA, CPA, Graeme Gunn, Victor L. Maruri, David Munoz and Carl Weatherley-White, CFA as Directors of the Master Fund (each a “Proposed Director” and, together, the “Proposed Directors”).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information
December 31, 2020
(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Salient Private Access Master Fund, L.P., the Salient Private Access Registered Fund, L.P., the Salient Private Access Institutional Fund, L.P, and the Salient Private Access TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $10,000 paid quarterly, an annual Board meeting fee of $3,000 paid quarterly, a fee of $1,000 per informal Board meeting, a fee of $500 per telephonic Board meeting, annual fees of $625, $833 and $625 for membership on the Audit, Compliance and Valuation Committees, respectively paid quarterly, annual fees of $3,000, $3,000 and $5,000 for the Audit, Compliance and Valuation Committee chair positions, respectively paid quarterly, and an annual fee of $5,000 to the lead Independent Director, paid quarterly. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

The table below shows, for each Director and executive officer, their full name, address and age, the position held with the Fund, the length of time served in that position, their principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Salient Private Access Funds, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Dr. Bernard A. Harris, Jr. Year of birth: 1956	Director (Since 2009)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing) (since 2002); CEO, National Math & Science Initiative (non-profit) (since 2018); President & Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA, (1986-1996).	4

Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (since 2012); Forward Funds (investment company) (three funds) (since 2015); Barings (formerly Babson funds) (eleven) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
G. Edward Powell Year of birth: 1936	Director (Since 2004)	Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982-1994).	7

Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (2012-2018); Energy Services International, Inc. (since 2004); Therapy Track, LLC (since 2009); Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc. (2004-2013).

Jonathan P. Carroll Year of birth: 1961	Director (Since 2004)	President, Lazarus Financial LLC (investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988); President of The San Antonio Refinery LLC and Starlight Relativity Acquisition Company LLC (since 2019).	7

Salient MF Trust (investment company) (two funds) (since 2012); Salient Midstream & MLP Fund (investment company) (since 2012); Forward Funds (investment company) (three funds) (since 2015); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Director of The San Antonio Refinery LLC and Starlight Relativity Acquisition Company LLC (since 2019).

Karin B. Bonding, CFA Year of birth: 1939	Director (Since 2010)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired) (fee-only financial planner and investment advisor) (1996-2016).	4

Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (2012-2018); Brandes Investment Trust (investment companies) (four funds) (2006-2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005-2010).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director During the Past 5 Years
Richard C. Johnson Year of birth: 1937	Director (Since 2004)	Former Senior Partner (retired) Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998-2002); practiced law at Baker Botts (1966-2002) (1972-2002 as a partner).	7	Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (2012-2018).
Scott E. Schwinger Year of birth: 1965	Director (Since 2004)	President, McNair Interests (management) (since 2006).	7

Salient MF Trust (investment company) (two funds) (2012-2018); Salient Midstream & MLP Fund (investment company) (2012-2018); Nine Energy Service, Inc. (energy company) (since 2017); Houston Technology Center (2013-2017); The Make-A-Wish Foundation (since 2008).

(1)

The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Salient Private Access Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

Officers of the Fund Who Are Not Directors *

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
William Enszer Year of birth: 1978	Principal Executive Officer (Since 2020)	Chief Executive Officer Salient Partners, L.P. (Since 2020), Partner and Managing Director Salient Private Markets (2010-2020)

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Kristen Bayazitoglu Year of birth: 1981	Secretary (Since 2018)

Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Vice President, Forward Funds (2017-2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (since 2017);Vice President, The Endowment PMF Funds (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012 - June 2017).

Paul Bachtold Year of birth: 1973	Chief Compliance Officer (Since 2010)

Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (since 2010); Chief Compliance Officer, The Endowment PMF Funds (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Thomas Dusenberry Year of birth: 1977	Principal Financial Officer (Since 2018) and Treasurer (Since 2020)

Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient MF Trust; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient Midstream and MLP Fund; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Forward Funds; Principal Financial Officer (since 2018) and Treasurer (since 2020), Salient Private Access Funds (four funds); Principal Financial Officer (since 2018) and Treasurer (since 2020), Endowment PMF Funds (three funds); Director of Fund Operations, Salient (2016-2019); Senior Vice President of Fund Accounting and Administration, Salient (since 2020); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001- 2016).

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2020.

Asset Class(1)	Fair Value	%
Energy	$21,245,580	10.21
Event-Driven	7,899,000	3.79
Food Technology	22,128	0.01
Global Macro and Trading	5,096,616	2.45
Private Equity	138,389,779	66.48
Professional Services	882,465	0.42
Real Estate	13,850,665	6.65
Relative Value	20,790,487	9.99
Total Investments	$208,176,720	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

Board Consideration of the Investment Management Agreements

At a virtual meeting of the Board held on October 22, 2020, the Board, including the Directors who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“Independent Directors”), considered and approved the continuation of the Investment Management Agreement between the Master Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors also met in executive session to review and discuss aspects of these materials. At the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Master Fund’s investment programs, Master Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Master Fund performance including benchmarks and comparisons to other funds, Master Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors met in executive session and then reported that they had concluded that the Advisory Agreement enables the Fund’s partners to obtain quality services at a cost that is appropriate, reasonable, and in the interests of investors. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: the Adviser’s continuing focus to increase Fund performance within the scope of the Funds’ investment mandate, the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and their investment relationships; the Adviser’s disciplined investment approach, including continued new private equity and similar private fund investments, and commitment to investment principles; the Adviser’s investment in and commitment to personnel; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Advisory Agreement. The Board also concluded that the Adviser would be able to provide during the coming year management, operational, compliance and related services, and that these services are appropriate in scope and extent.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, and noted the Funds’ objective of seeking consistent long-term appreciation across a market cycle, in light of the effect on markets of the existing pandemic, and the uncertainty arising therefrom on private markets. The Board reviewed information on the performance of other registered investment fund of private funds and various indices, including the relevance of various indices. The Board also considered various performance reports received throughout the year. The Board noted challenges and low absolute returns of the Funds and many fund of private funds generally, noting however that the Funds maintained low volatility. The Board concluded that, although difficult based on the unprecedented nature of the causes of market volatility, the Adviser was able to implement its strategies in the context of the effect of a pandemic on nearly all

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

markets, and maintain relatively low volatility for the Funds. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance in keeping with the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the maintenance by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the unique nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser are reasonable in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the overall relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. While noting that the management fees will not decrease as the level of Fund assets increase, the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes that had been implemented, the competitive nature of the investment company market as relevant to the Fund, and the relatively unchanged size of the Fund following the implementation of the 2014 investor choice plan that resulted in dividing of the Fund’s portfolio. The Board noted that it would have the opportunity periodically to re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made a continuing and substantial commitment to investment monitoring and investment decision-making and the provision of investor service, and maintained the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners.

At a virtual meeting of the Board held on November 13, 2020, the Board, including the Directors who are not “interested persons” as that term is defined in the 1940 Act, as amended (“Independent Directors”), considered and approved the new Investment Management Agreement (the “Advisory Agreement”) between the Master Fund and the Adviser. In preparation for review of the Advisory Agreement, the Board requested Cypress Creek to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors also met in executive session to review and discuss aspects of these materials. At the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Master Fund’s investment programs, the Master Fund’s and the Adviser’s compliance programs, Adviser staffing and management changes, Master Fund performance including benchmarks and comparisons to other funds, Master Fund fee levels, other portfolios (including fees) managed by the Adviser and its affiliates and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

Following the Board’s review, the Independent Directors met in executive session. Following discussion, it was reported that the Independent Directors had discussed the Transaction and concluded that the Advisory Agreement will enable the Master Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that the proposed advisory fees were supported by prudent exercise of judgment. It also was noted that the Board’s decision to approve the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Advisory Agreement, the Board considered: Cypress Creek’s representation that the Adviser would continue to focus on the Master Fund’s performance within the scope of the Master Fund’s investment mandate, the background and experience of key investment personnel; Cypress Creek’s focus on analysis of complex asset categories and their investment relationships; Cypress Creek’s proposed disciplined investment approach for the Adviser, including new private equity and similar private fund investments, and commitment to investment principles; Cypress Creek’s investment in and commitment to personnel; the Adviser’s expected compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s intended oversight of and interaction with service providers, as well as the entrepreneurial efforts to occur in conjunction with the Advisory Agreement.

The Board concluded that the nature, extent and quality of the management and advisory services to be provided were appropriate and thus supported a decision to approve the Advisory Agreement. The Board also concluded that the Adviser would be able to provide quality management, operational, compliance and related services, and that these services are appropriate in scope and extent.

The investment performance of the Master Fund. The Board considered the comparative information previously provided by the Adviser regarding the Master Fund’s investment performance, and noted the Master Fund’s objective of seeking consistent long-term appreciation across a market cycle, in light of current equity markets, would continue under the Advisory Agreement. The Board noted that the new personnel that would provide advice under the Advisory Agreement were capable of attaining the Master Fund’s performance goals, and concluded that the Adviser should be able to implement its strategies in the context of variable conditions in numerous markets with lower volatility for the Master Fund. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance in keeping with the Master Fund’s investment objectives, policies and strategies.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser and Cypress Creek’s discussion of its anticipation for the same. The Board took into account the maintenance by and cost to the Adviser in personnel and service infrastructure to support the Master Fund and its investors. For the SPA Funds, the Board noted the nature of the performance-based fee under the New Management Agreements, and that any such fee would not take effect until a significant period of transition occurred.

The extent to which economies of scale would be realized as the Master Fund grows and whether fee levels reflect these economies of scale for the benefit of the Master Fund investors. Noting that the SPA Fund management fees would decrease as the level of Fund assets increase, the Board concluded that the management fees reflect the Funds’ complex operations, the current economic environment for the Advisor, including anticipated support and monitoring of the Funds, and changes in investment decision-making that were proposed, the competitive nature of the investment company market as relevant to the Funds.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Supplemental Information, continued
December 31, 2020
(Unaudited)

Benefits (such as soft dollars) to the Adviser from its relationship with the Master Fund. The Board concluded that other benefits derived by the Adviser and Cypress Creek from their relationship with the Master Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Master Fund and investors therein, and are consistent with industry practice and the best interests of the Master Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Master Fund.

Other considerations. The Board determined that Cypress Creek represents it will make a continuing and substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of investor service, and maintained the financial, compliance and operational resources reasonably necessary to manage the Master Fund in a professional manner that is consistent with the best interests of the Master Fund and its partners.

Form N-PORT Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 31, 2020, the Master Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-PORT’s and Form N-Q’s are available on the SEC’s website at http://www.sec.gov.

The Master Fund’s Form N-PORT’s and Form N-Q’s may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.
(A Limited Partnership)

Privacy Policy (Unaudited)

Privacy Policy of

Salient Private Access Master Fund, L.P., Salient Private Access Registered Fund, L.P., Salient Private Access TEI Fund, L.P., Salient Private Access Institutional Fund, L.P., The Endowment PMF Master Fund, L.P., PMF Fund, L.P. and PMF TEI Fund, L.P. (collectively, the “Funds”)

The Funds recognize how important it is for you to feel confident in the knowledge that your personal financial information is secure. It is our policy to safeguard any personal and financial information that you may entrust to us. The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about you, including, but not limited to, your name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from you, and from personal conversations.

We receive information about your transactions with us, including, but not limited to, your account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Funds’ service providers, including the Funds’ general partner, investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law.

You may contact us at any time to manage the information we have about you.

You may request from us information about the categories of information we have collected about you, the categories of sources from which your information was collected, the business or commercial purpose for collecting your information, the categories of third parties with whom we share your information, and the specific pieces of information we have about you. You may email us at privacy@salientpartners.com with “Request for Information” in the subject line and in the body of your message to request this information.

You may also request that we delete any information about you that we collected from you. You may email us at privacy@salientpartners.com with “Request to Delete Information” in the subject line and in the body of your message. There are circumstances where we may not be able to fulfil your request and we will let you know if one of those situations arises.

We reserve the right to verify your identity before we process any request relating to your information.

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

If your investment relationship with the Funds involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by them with nonaffiliated third parties.

Regards,

Paul A. Bachtold
Compliance Officer

Investment Adviser
Endowment Advisers, L.P.

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian
Citibank, N.A.

Independent Registered Public Accounting Firm
KPMG LLP

Legal Counsel
K&L Gates LLP

Item 1. Reports to Stockholders Continued.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Carl Weatherley-White, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$155,000	$155,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included below:

Salient Private Access Master Fund, L.P.

The Endowment PMF Master Fund, L.P.

(each, a “Master Fund”)

Salient Private Access Registered Fund, L.P.

Salient Private Access TEI Fund, L.P.

Salient Private Access Institutional Fund, L.P.

PMF Fund, L.P.

PMF TEI Fund, L.P.

(each, a “Feeder Fund”)

(collectively, the “Funds”)

Proxy Voting Policies and Procedures

I.	Statement of Principle

The Funds seek to assure that proxies received by the Funds are voted in the best interests of the Funds’ stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies

Except as provided in Section III below, each Fund delegates the authority to vote proxies related to portfolio securities to Endowment Advisers, L.P. (the “Adviser”), as investment adviser to each Fund. For each portion of the Fund’s portfolio managed by a sub-adviser retained to provide day-to-day portfolio management for that portion of the Fund’s portfolio (each, a “Sub-Adviser”), the Adviser in turn may delegate its proxy voting authority to the Sub-Adviser responsible for that portion of the Fund’s portfolio. The Board of Directors of each Fund adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of the Fund. These policies and procedures are attached hereto.

III.	Retention of Proxy Voting Authority

With respect to proxies issued by the Master Fund, the Feeder Funds do not delegate to the Adviser, but instead retain, their proxy voting authority. After receiving a proxy issued by the Master Fund, the Feeder Fund will hold a meeting of its Partners at which the Partners will vote their Interests to instruct the Feeder Fund to vote for or against the matter presented by the Master Fund. The Feeder Fund will then calculate the proportion of Interests voted for to those voted against (ignoring for purposes of this calculation the Interests for which it receives no voting instructions) and will subsequently vote its Interests in the Master Fund for or against the matter in the same proportion.

IV.	Consent in the Event of a Conflict of Interest

If for a particular proxy vote the Adviser or Sub-Adviser seeks a Fund’s consent to vote because of a conflict of interest or for other reasons, any two independent directors of the Fund may provide the Fund’s consent to vote.

V.	Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers

The Board of Directors of each Fund will review on an annual basis the proxy voting policies of the Adviser and Sub-Advisers applicable to the Fund.

Dated: March 10, 2004, Revised: October 18, 2011, Revised December 29, 2016

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of the filing, Mr. William P. Prather III and Mr. Richard A. Rincon (collectively, “Principals”) are responsible for the day-to-day management of the Fund’s portfolio. Salient Private Access Master Fund, L.P. (the “Master Fund”), Salient Private Access Institutional Fund, L.P. (the “Institutional Fund”), Salient Private Access Registered Fund, L.P. (the “Registered Fund”), and Salient Private Access TEI Fund, L.P. (the “TEI Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”).

Mr. Prather is the Principal Executive Officer and a Portfolio Manager of the Fund Complex since 2021. Mr. Prather is a Founding Partner of CCP Operating, LLC (since 2020); Head of Infrastructure and Natural Resources, The University of Texas/Texas A&M Investment Management Company (2014-2019). Mr. Rincon has served as Portfolio Manager of the Fund Complex since 2021. Mr. Rincon is a Founding Partner of CCP Operating, LLC (since 2020); Senior Director, Private Equity, The University of Texas/Texas A&M Investment Management Company (2014-2020).

The Adviser and/or certain other entities controlled by the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Mr. Prather and Mr. Rincon, who are primarily responsible for the day-to-day management of the Fund, may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2020: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Prather and Mr. Rincon and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
William P. Prather III
Registered investment companies	—	$—	—	$—
Other pooled investment companies	—	$—	—	$—
Other accounts	—	$—	—	$—
Richard A. Rincon
Registered investment companies	—	$—	—	$—
Other pooled investment companies	—	$—	—	$—
Other accounts	—	$—	—	$—

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that they may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Portfolio Managers

Mr. Prather and Mr. Rincon, Founding Partners of CCP Operating, LLC, indirectly own equity interests in the Adviser. In addition, Mr. Prather and Mr. Rincon receive compensation based on objective and subjective performance assessments of their work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2020 by each portfolio manager.

Portfolio Manager	Master Fund	Registered Fund	Institutional Fund	TEI Fund
William P. Prather III	None	None	None	None
Richard A. Rincon	None	None	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Salient Private Access Master Fund, L.P.

By (Signature and Title)	/s/ William P. Prather III
William P/ Prather III
Principal Executive Officer

Date:	March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Executive Officer

Date:	March 10, 2021

By (Signature and Title)	/s/ Benjamin Murray
Benjamin Murray
Principal Financial Officer

Date:	March 10, 2021